Cushing® MLP Premier Fund
Cushing® Renaissance Advantage Fund
Cushing® Royalty Energy Income Fund

each a series of Cushing® Funds Trust
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Supplement dated July 1, 2014, to the
Summary Prospectus, Prospectus and
Statement of Additional Information dated March 30, 2014
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The shareholders of Cushing® Funds Trust (the “Trust”), at a special meeting held on July 1, 2014, approved an Agreement and Plan of Reorganization (each, a “Plan of Reorganization”) for each series of the Trust, Cushing® MLP Premier Fund, Cushing® Renaissance Advantage Fund and Cushing® Royalty Energy Income Fund (each, a “Fund”).

Each Plan of Reorganization provides for the reorganization (each, a “Reorganization”) of each Fund into a corresponding newly created series (each, a “New Fund”) of MainStay Funds Trust, an open-end registered investment management company, as follows:

Fund	New Fund
Cushing® MLP Premier Fund	MainStay Cushing® MLP Premier Fund
Cushing® Renaissance Advantage Fund	MainStay Cushing® Renaissance Advantage Fund
Cushing® Royalty Energy Income Fund	MainStay Cushing® Royalty Energy Income Fund

New York Life Investment Management LLC will serve as investment adviser to the New Funds and Cushing® Asset Management, LP will provide day-to-day portfolio management services to the New Funds as a subadvisor, under the oversight of New York Life Investment Management, LLC.

Each Reorganization is expected to occur on or about July 11, 2014.  Pursuant to the terms and conditions of each Fund’s Plan of Reorganization, shareholders of the Fund will receive Class A Shares, Class C Shares and Class I Shares, as applicable, of the corresponding New Fund having the same aggregate net asset value as the Class A Shares, Class C Shares and Class I Shares, as applicable, of the Fund they hold on the date of the Reorganization. The Reorganization will not affect the value of a shareholder’s account in the Fund at the time of the Reorganization. The Reorganization is expected to be treated as a tax-free reorganization for U.S. federal income tax purposes.